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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




         Date of report (date of earliest event reported): April 4, 2003




                             FLEMING COMPANIES, INC.
             (Exact name of Registrant as specified in its charter)


        OKLAHOMA                       1-8140                             48-0222760
(State of incorporation       (Commission file number)       (I.R.S. employer identification number)
    or organization)



           1945 LAKEPOINTE DRIVE
             LEWISVILLE, TEXAS                                                75057
(Address of principal executive offices)                                    (Zip code)


       Registrant's telephone number, including area code: (972) 906-8000



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ITEM 5. OTHER INFORMATION.

         On April 24, 2003, Fleming Companies, Inc. (the "Company") issued a press release announcing that Bill May has been promoted from Executive Vice President and President, Wholesale to President and Chief Executive Officer of Wholesale Distribution. In addition, the Company announced that Rob Allen is retiring from his position as Interim Chief Operating Officer on April 25, 2003, which position is not expected to be refilled following Mr. Allen's retirement and Mr. May's promotion.

         On April 25, 2003, the Company issued a press release announcing that it has elected Rebecca Roof as Interim Chief Financial Officer and Mike Scott as Interim Treasurer, effective as of that date. Both Ms. Roof and Mr. Scott are Principals of AlixPartners, LLC, an international provider of corporate restructuring and turnaround services ("AlixPartners"). The Company has retained AP Services, LLC, an affiliate of AlixPartners to assist in the Company's chapter 11 reorganization process. As is customary for AlixPartners, Ms. Roof and Mr. Scott will remain as Principals of AlixPartners while they act in their positions at the Company.

         Effective April 4, 2003, D. Dee Jerome was elected to the position of Staff Vice President, Corporate Benefits, and Scott M. Northcutt, Executive Vice President, Human Resources, departed the Company on that date.

         Effective April 24, 2003, Mark D. Shapiro, Senior Vice President and Chief Financial Officer, and Neal J. Rider, Executive Vice President Business and Operations Development, departed the Company.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Pursuant to the rules and regulations of the Securities and Exchange Commission, the exhibits referenced below and the information set forth therein are deemed to have been furnished pursuant to Item 9 hereof and shall not be deemed to have been "filed" under the Securities Exchange Act of 1934.

         (c)      EXHIBITS

         EXHIBIT
         NUMBER                    DESCRIPTION

         99.1                --    Press release dated April 24, 2003.
         99.2                --    Press release dated April 25, 2003.



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ITEM 9. REGULATION FD DISCLOSURE.

         On each of April 24, 2003 and April 25, 2003, the Company issued a press release announcing the matters referenced in Item 5 hereof. Copies of such press releases are furnished as exhibits to this Current Report. Pursuant to the rules and regulations of the Securities and Exchange Commission, such press releases and the information set forth therein are deemed to have been furnished pursuant to this Item 9 and shall not be deemed to have been "filed" under the Securities Exchange Act of 1934.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            FLEMING COMPANIES, INC.


Date:  April 25, 2003                       By:  /s/ Peter S. Willmott
                                               ---------------------------------
                                               Peter S. Willmott
                                               Interim Chief Executive Officer
                                               and President


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                                INDEX TO EXHIBITS

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
EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
99.1        --    Press release dated April 24, 2003.
99.2        --    Press release dated April 25, 2003.
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